UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 2, 2005
                        --------------------------------
                        (Date of earliest event reported)


                          Northwest Horizon Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                   NEVADA            333-111486             98-0407549
                   -------            ---------             ----------
                  State of           Commission            IRS Employer
               incorporation         File Number       Identification Number



                 413 de Cambridge, Laval, Quebec, Canada H7K 3M9
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-448-7469
                              --------------------
                           (Issuer's telephone number)

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 2, 2005, Northwest Horizon Inc. ("NWHI"), a Nevada corporation executed a letter of intent whereby NWHI proposed to exchange shares of NWHI for one hundred percent (100%) of the outstanding shares of Dairy Fresh Technologies Ltd. ("DFTL"), a federally chartered Canadian corporation. NWHI would acquire all of the issued and outstanding stock of DFTL from the shareholders of DFTL in exchange for 9,250,000 restricted shares of common stock of NWHI which will be delivered upon the closing of this transaction, anticipated to be February 25, 2005. No assurances can be given that this transaction will be consummated. A copy of the letter of intent is attached as an exhibit to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  (c) Exhibits.

      99.1 Letter of Intent by and between Northwest Horizon Inc. and Dairy Fresh Technologies Ltd.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NORTHWEST HORIZON CORPORATION


DATE: February 4, 2005                       /s/ Francis Mailhot
                                             ------------------------
                                             Francis Mailhot
                                             President, CEO and Chairman
                                             Northwest Horizon Corporation